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                                                                EXHIBIT 10.28


                                 SIXTH AMENDMENT

TO REVOLVING CREDIT AGREEMENT


     This SIXTH AMENDMENT TO REVOLVING CREDIT AGREEMENT (this "Sixth Amendment") dated as of February 3, 1995, by and among HPSC, INC. (the "Borrower"), a Delaware corporation, THE FIRST NATIONAL BANK OF BOSTON ("FNBB"), a national banking association, BANK OF AMERICA ILLINOIS (formerly known as Continental Bank N.A.) ("BoAI", and together with FNBB, the "Banks"), and THE FIRST NATIONAL BANK OF BOSTON as Agent for the Banks and BoAI as co-agent for the Banks. Capitalized terms used herein without definition shall have the meanings set forth in the Credit Agreement (as defined below).

WHEREAS, the Borrower, the Agent and the Banks are parties to that certain Revolving Credit Agreement dated as of June 23, 1994 (as amended by the First Amendment dated September 2, 1994, the Second Amendment dated November 8, 1994, the Third Amendment dated November 22, 1994, the Fourth Amendment dated as of December 22, 1994, the Fifth Amendment dated January 6, 1995


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and as may be further amended, modified or supplemented and in effect from time to time, the "Credit Agreement");

WHEREAS, the Borrower intends to sell and otherwise transfer certain assets to HPSC Bravo Funding Corp., a Delaware corporation ("Funding II") and wholly-owned subsidiary of the Borrower pursuant to that certain Purchase and Contribution Agreement dated as of February 6, 1995 by and between Funding II and the Borrower;

WHEREAS, Funding II will purchase and otherwise acquire such transferred assets with proceeds from that certain lease receivables-backed credit facility dated as of February 6, 1995 by and among Funding II, Triple-A One Funding Corporation, a Delaware corporation ("Triple-A") and Capital Markets Assurance Corporation, a New York stock insurance company pursuant to which Triple-A will make certain loans to Funding II;

WHEREAS, the Borrower has requested that certain terms and provisions of the Credit Amendment be amended to permit the above described transactions and the Agent and the Banks, subject to the terms and provisions hereof have agreed to amend the Credit Agreement;

NOW, THEREFORE, in consideration of the premises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


     AMENDMENT TO THE CREDIT AMENDMENT.

 1.1. CHANGES IN CERTAIN DEFINITIONS. Section 1 of the Credit Agreement is hereby amended by:

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     (a)  deleting the existing definition of "Funding" and
inserting in lieu thereof the following new definition:

               "FUNDING. Each of HPSC Funding Corp. I and HPSC Bravo Funding Corp."


     (b) inserting the following new definitions in the appropriate place in the alphabetical sequence of definitions:


               "EVENT OF TERMINATION. Any event or condition identified as an "Event of Termination" in Section 7.01 of the Purchase Agreement."

"FUNDING I. HPSC Funding Corp. I., a Delaware corporation and wholly-owned subsidiary of the Borrower."

"FUNDING II. HPSC Bravo Funding Corp., a Delaware corporation and wholly-owned subsidiary of the Borrower.";

"FUNDING II CREDIT AGREEMENT. The lease receivables-backed credit agreement dated as of February 6, 1995 by and among the Funding II, Triple-A One Funding Corporation, a Delaware corporation and Capital Markets Assurance Corporation, a New York stock insurance company."

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"FUNDING II FACILITY DOCUMENTS.  Collectively, the Purchase Agreement, the
Funding II Credit Agreement and all other agreements, documents and instruments entered into pursuant thereto or in connection therewith."

"PURCHASE AGREEMENT. The Purchase and Contribution Agreement dated as of February 6, 1995 by and between Funding II and the Borrower."

"TRANSFERRED ASSETS. The accounts, chattel paper, instruments, and other assets related thereto, comprised in the Collateral which are sold or otherwise transferred to Funding II pursuant to the Purchase Agreement."

"WIND-DOWN EVENT.  Any event or condition identified as a "Wind-Down Event" in
Section 7.01 of the Funding II Credit Agreement."

      (c) amending the definition of "Eligible Accounts
Receivable" by inserting the following new subsections after existing subsection
(xv): "(xvi) that have not been transferred to Funding II pursuant to the Purchase Agreement; and (xvii) that are not subject to any lien or negative pledge pursuant to the Funding II Credit Agreement;"



     1.2. FINANCIAL STATEMENTS, CERTIFICATES AND INFORMATION. Section 7.4(h) of the Credit Agreement is hereby amended by inserting the text "or the Funding II Credit Agreement" between the text "from time to time copies of all reports delivered under the Funding Indenture" and the text "and such other financial data and information".

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     1.3.  RESTRICTIONS ON INDEBTEDNESS.  Section 8.1 of the Credit Agreement is
hereby amended by inserting the following new subsection at the end thereof:



     "(l) Indebtedness incurred by Funding II pursuant to the Funding II Credit Agreement."



     1.4. RESTRICTIONS ON LIENS. Section 8.2 of the Credit Agreement is hereby amended by inserting the following new subsection at the end thereof:



     "(l) liens granted by Funding II in connection with the Funding II Credit Agreement."


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     1.5.  DISPOSITION OF ASSETS.  Section 8.5.2 of the Credit Agreement is
hereby amended by inserting the following at the end thereof:


               "Notwithstanding the foregoing provisions of this Section 8.5.2 and provided no Event of Default has occurred and is continuing, the Borrower and its Subsidiaries may dispose of assets pursuant to the Purchase Agreement."



     1.6. OTHER DEBT. Section 8.8 of the Credit Agreement is hereby amended by inserting the following text at the end thereof "or the Funding II Credit Agreement."

1.7.  EVENTS OF DEFAULT AND ACCELERATION.

           (A)  SECTION 12.1(J) OF THE CREDIT AGREEMENT IS HEREBY
AMENDED BY INSERTING THE TEXT "OR INDEBTEDNESS UNDER THE FUNDING II CREDIT AGREEMENT" BETWEEN THE TEXT "INDEBTEDNESS UNDER THE FUNDING INDENTURE" AND THE TEXT "SHALL ACCELERATE THE MATURITY".

(b) Section 12.1(j) of the Credit Agreement is hereby further amended by adding to the end thereof the following text:

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               "AND PROVIDED FURTHER that (A) the early
termination of the Funding II Credit Agreement by Funding II pursuant to the terms thereof shall not constitute an acceleration by such holders and (B) payments by Funding II pursuant to Sections 2.05(b) and 2.05(c) of the Purchase Agreement shall not constitute prepayment of Indebtedness under the Funding II Credit Agreement."


          (C)  SECTION 12.1 OF THE CREDIT AGREEMENT IS HEREBY FURTHER
AMENDED BY INSERTING THE FOLLOWING NEW SUBSECTION (S) IMMEDIATELY AFTER EXISTING SUBSECTION (R) THEREOF:


               "(s) the occurrence of a Event of Termination and the expiration of any applicable cure period available to Funding II under the Purchase Agreement or a Wind-Down Event and the expiration of any applicable cure period available to Funding II under the Funding II Credit Agreement."



     1.8. AGENT'S AUTHORIZATION. Section 14.1 of the Credit Agreement is hereby amended by adding the following new sentence at the end thereof:

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               "EACH OF THE BANKS AND THE AGENT ACKNOWLEDGE AND AGREE THAT (I)
               THE AGENT IS AUTHORIZED TO RELEASE THE SECURITY INTEREST CREATED By the Security Documents in the Transferred Assets and that (ii) the Agent is authorized to execute and deliver, on behalf of the Banks and the Agent, such partial releases under the Uniform Commercial Code as may be necessary or desirable to accomplish a release of the security interest created by the Security Documents in the Transferred Assets."



     AMENDMENT TO THE SECURITY AGREEMENTS. Section 6 of each of the Security Agreements is hereby amended by deleting the word "The" appearing at the beginning thereof and inserting in lieu thereof the following text:


               "Except for transfers permitted by Section 8.5.2 of the Credit Agreement, the"



     CONDITIONS TO EFFECTIVENESS.


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     This Sixth Amendment shall not become effective unless and until:



     (a) the Agent receives counterparts of this Sixth Amendment executed by each of the Borrower, the Banks, the Agent and the Guarantor;

(b) the Agent receives a copy, certified by the Secretary or Assistant Secretary of the Borrower, of such Funding II Facility Documents as the Agent may reasonable request, including, without limitation, the Purchase Agreement and the Funding II Credit Agreement; and

(b) all proceedings in connection with the transactions contemplated by this Sixth Amendment and all documents incident hereto shall be satisfactory in form and substance to the Agent, and the Agent shall have received all information and counterpart originals or certified or other copies of such documents as the Agent may reasonably request, including, without limitation, copies, certified by the Secretary or Assistant Secretary of the Borrower as of the date hereof, of the resolutions of the Borrower approving this Sixth Amendment and the other documents and instruments required to be delivered hereunder by the Borrower; and copies, certified by the


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Secretary or Assistant Secretary of the Guarantor as of the date hereof, of the resolutions of the Guarantor approving this Sixth Amendment, in a form satisfactory to the Agent.


     REPRESENTATIONS AND WARRANTIES; NO DEFAULT.



     The Borrower represents and warrants to the Agent and the Banks that
(a) each and every one of the representations and warranties made by the Borrower to the Agent and the Banks in Section 6 or elsewhere in the Credit Agreement or in the other Loan Documents, as amended by this Sixth Amendment, are true and correct in all material respects on and as of the date hereof except to the extent that any of such representations and warranties relate, by the express terms thereof, solely to a date prior hereto; (b) the Borrower has duly and properly performed, complied with and observed each of its covenants, agreements and obligations contained in Sections 7 and 8 or elsewhere in the Credit Agreement or the other Loan Documents, as amended by this Sixth Amendment; and (c) no event has occurred or is continuing and no condition exists which constitutes a Default or Event of Default.



     RATIFICATION, ETC.



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     Except as expressly amended by this Sixth Amendment, the Credit Agreement and the Loan Documents and all documents, instruments and agreements related thereto, including, but not limited to the Security Documents, are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Borrower confirms and agrees that the Obligations of the Borrower to the Banks under the Loan Documents, as amended and supplemented hereby, are secured by, guarantied under, and entitled to the benefits, of the Security Documents. The Borrower, the Guarantor, the Agent and the Banks hereby acknowledge and agree that all references to the Credit Agreement and the Obligations thereunder contained in any of the Loan Documents shall be references to the Credit Agreement and the Obligations, as the same may be amended, modified, supplemented, or restated from time to time. The Security Documents and the perfected first priority security interests of the Banks thereunder shall continue in full force and effect, and the collateral security and guaranties provided for in the Security Documents shall not be impaired by this Sixth Amendment. The Credit Agreement and this Sixth Amendment shall be read and construed as a single agreement.



     MISCELLANEOUS.



     The Borrower hereby agrees to pay to the Agent, on demand by the Agent, all reasonable out-of-pocket costs and expenses incurred or sustained by the Agent or any of the Banks in connection with the preparation of this Sixth Amendment and the documents referred to herein (including reasonable legal fees). Nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations,


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any other obligation of the Borrower or any rights of the Agent or either of the
Banks consequent thereon. This Sixth Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument. Section headings in this Sixth
Amendment are included herein for convenience of reference only and shall not constitute part of this Sixth Amendment for any other purpose. This Sixth Amendment shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts (without reference to conflict of laws).

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                                      -13-

IN WITNESS WHEREOF, the undersigned have duly executed this Sixth Amendment as a sealed instrument as of the date first set forth above.


                                   HPSC, INC.


                                   By: /s/ John Everets, Jr
                                      -----------------------------------------
                                       John Everets, Jr

                                   THE FIRST NATIONAL BANK
                                    OF BOSTON, individually and
                                     as Agent


                                   By: /s/ Mitchell B. Feldman
                                      -----------------------------------------
                                       Mitchell B. Feldman

                                   BANK OF AMERICA ILLINOIS,
                                    individually and as co-agent


                                   By: /s/ Mark N. Hurley
                                      -----------------------------------------
                                       Mark N. Hurley

CONSENTED TO BY THE UNDERSIGNED GUARANTOR:

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                                      -14-

AMERICAN COMMERCIAL
 FINANCE CORPORATION


By: /s/ John Everets, Jr
   -------------------------------
    John Everets, Jr